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                                                                   EXHIBIT 99.2

                          INVERSEK RESEARCH GROUP, INC.

                          PROXY VOTING INSTRUCTION CARD

YOUR VOTE IS IMPORTANT. CASTING YOUR VOTE IN ONE OF THE THREE WAYS DESCRIBED ON THIS INSTRUCTION CARD VOTES ALL SHARES OF COMMON STOCK OF INVERESK RESEARCH GROUP, INC. THAT YOU ARE ENTITLED TO VOTE.

Please consider the issues raised in the proxy statement and cast your vote in one of the following ways:

------------------------------------       ----------------------------------        ---------------------------------
             Internet                                  Telephone                                   Mail
      http://www.____________                     [________________]
                                                                                      Mark, sign and date your proxy
Use the internet to vote your              Use any touch-tone telephone to            card and return it in the
proxy. Have your proxy card in             vote your proxy. Have your                 enclosed postage-paid envelope.
hand when you access the web               proxy card in hand when you
site. You will be prompted to              call. You will be prompted  to
enter your control number, located   OR    enter your control number,         OR
in the box below, to create and            located in the box below, and
submit an electronic ballot.               then follow the directions given.
------------------------------------       ----------------------------------        ---------------------------------

You can vote your proxy by telephone or through the Internet any time prior to __ p.m., Eastern Time, on ________, 2004. If you vote your proxy by telephone or through the Internet, you do NOT need to mail back your proxy card.

                                     ---------------------------------------
                                            Voter Control Number
                                     ---------------------------------------

If you have any questions about voting your shares, please call Innisfree M&A
Incorporated toll-free at (877) 825-8730.

                             FOLD AND DETACH HERE

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                                      PROXY

                          INVERESK RESEARCH GROUP, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                               _____________, 2004

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   DIRECTORS OF INVERESK RESEARCH GROUP, INC.

The undersigned, revoking all previous proxies, hereby appoints Walter S. Nimmo and D.J. Paul E. Cowan, or either of them, as proxies, each with full power of substitution and all of the powers which the undersigned would possess if present in person, and hereby authorizes them to represent and vote all of the shares of common stock of Inveresk Research Group, Inc. (the "Company") registered in the name of the undersigned on __________, 2004 as designated on the reverse side of this proxy and, in their discretion, on all other matters which may properly come before the Special Meeting of Shareholders of the Company to be held on _________, 2004, and at any adjournment or postponement thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF THIS
PROXY IS EXECUTED AND RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE
VOTED FOR THE PROPOSALS SET FORTH IN ITEMS 1 AND 2. IF THIS PROXY IS EXECUTED
AND RETURNED WITH A DIRECTION TO VOTE AGAINST THE PROPOSAL SET FORTH IN ITEM 1,
BUT NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SET FORTH IN ITEM 2, THIS
PROXY WILL NOT BE VOTED FOR THE PROPOSAL SET FORTH IN ITEM 2. IN THEIR
DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT AND VOTE UPON SUCH OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

          (IMPORTANT -- TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

                             FOLD AND DETACH HERE

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                          INVERESK RESEARCH GROUP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS SET FORTH IN ITEMS
1 AND 2. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JUNE 30,
2004, BY AND AMONG CHARLES RIVER LABORATORIES INTERNATIONAL, INC., INDIGO MERGER
I CORP., INDIGO MERGER II CORP. AND THE COMPANY, ATTACHED TO THE PROXY STATEMENT
AS APPENDIX A, AND APPROVE THE TRANSACTION CONTEMPLATED BY THE AGREEMENT AND
PLAN OF MERGER, ALL AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

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
         FOR            AGAINST       ABSTAIN

         / /              / /            / /

2. PROPOSAL TO APPROVE AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF
NECESSARY TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE ADOPTION OF THE MERGER
AGREEMENT REFERRED TO IN ITEM 1.

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

         FOR            AGAINST       ABSTAIN

         / /              / /           / /

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT AND VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

The undersigned Shareholder acknowledges receipt of the Notice of Special Meeting and Proxy Statement relating to the Special Meeting of Shareholders on ________, 2004 and hereby revokes any proxy or proxies heretofore given.

IMPORTANT: THIS PROXY MUST BE SIGNED AND DATED TO BE VALID

CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. / /

Signature(s):                                  Date:
            ------------------------------          ---------------------------

                                               Date:
            ------------------------------          ---------------------------

                                               Date:
            ------------------------------          ---------------------------

Please sign this proxy in the space provided below.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such and sign your official capacity. If executed by a corporation or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her full title or authority.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD BEFORE MAILING IN THE ENCLOSED ENVELOPE.